Exhibit 10.6

GLOBAL AMENDMENT

This Global Amendment (this “Amendment”) is entered into as of January 29, 2020 by and among Iliad Research and Trading, L.P., a Utah limited partnership (“Iliad”), Chicago Venture Partners, L.P., a Utah limited partnership (“CVP,” and together with Iliad, “Lender”), and Outlook Therapeutics, Inc., a Delaware corporation (“Borrower”). Capitalized terms used in this Amendment without definition shall have the meanings given to them in the Notes (as defined below).

A.                Borrower and Lender previously entered in that certain Exchange Agreement dated December 20, 2019 (the “Exchange Agreement”) pursuant to which Borrower issued to Lender a series of seven (7) Secured Convertible Promissory Notes (the “Notes”).

B.                 Nasdaq has required that Borrower and Lender add a price floor for Conversions under the Notes.

C.                 Borrower and Lender also desire to add a cash redemption feature to the Notes.

D.                 Lender and Borrower have agreed, subject to the terms, amendments, conditions and understandings expressed in this Amendment, to amend the Notes to add a conversion price floor and a cash redemption feature.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.

2.       Conversion Price Floor. Borrower and Lender agree that in no event shall Lender make a Conversion under any of the Notes at a Conversion Price of less than $0.232 per share (the “Floor Price”).

3.       Redemptions. Borrower and Lender agree that each time the Conversion Price is less than Floor Price for a period of twenty (20) consecutive Trading Days, then Borrower will be obligated to make a cash payment equal to $350,000.00 (each, a “Redemption”) within five (5) Trading Days of the occurrence of such event to Lender; provided, however, in no event shall Borrower be obligated to make a Redemption more frequently than one time per calendar month, and provided further, for clarification purposes, that no Trading Day where the Conversion Price is less than the Floor Price shall be included in more than one twenty (20) consecutive Trading Day period for purposes of triggering a Redemption pursuant to this Section 3.

4.       Representations and Warranties. In order to induce Lender to enter into this Amendment, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a)     Borrower has full power and authority to enter into this Amendment and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Amendment or the performance of any of the obligations of Borrower hereunder.

(b)     There is no fact known to Borrower or which should be known to Borrower which Borrower has not disclosed to Lender on or prior to the date of this Amendment which would or could materially and adversely affect the understanding of Lender expressed in this Amendment or any representation, warranty, or recital contained in this Amendment.

(c)      Except as expressly set forth in this Amendment, Borrower acknowledges and agrees that neither the execution and delivery of this Amendment nor any of the terms, provisions, covenants, or agreements contained in this Amendment shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Borrower under the terms of the Notes.

(d)     Borrower has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Lender, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Notes. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Borrower hereby acknowledges and agrees that the execution of this Amendment by Lender shall not constitute an acknowledgment of or admission by Lender of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

(e)     Borrower represents and warrants that as of the date hereof no Events of Default or other material breaches exist under the Notes, or have occurred prior to the date hereof.

5.       Other Terms Unchanged. The Notes, as amended by this Amendment, remain and continue in full force and effect, constitute legal, valid, and binding obligations of each of the parties, and are in all respects agreed to, ratified, and confirmed. Any reference to any of the Notes after the date of this Amendment is deemed to be a reference to such Note as amended by this Amendment. If there is a conflict between the terms of this Amendment and either Note, the terms of this Amendment shall control. No forbearance or waiver may be implied by this Amendment. Borrower acknowledges that it is unconditionally obligated to pay the remaining balance of each Note and represents that such obligation is not subject to any deductions, defenses, rights of offset, or counterclaims of any kind. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment to, any right, power, or remedy of Lender under the Notes, as in effect prior to the date hereof.

6.       No Reliance. Borrower acknowledges and agrees that neither Lender nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to Borrower or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Amendment and the Notes and, in making its decision to enter into the transactions contemplated by this Amendment, Borrower is not relying on any representation, warranty, covenant or promise of Lender or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Amendment.

7.       Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.

8.       Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

BORROWER:

OUTLOOK THERAPEUTICS, INC.

By:	/s/Lawrence Kenyon
Name:	Lawrence Kenyon
Title:	President & CEO

LENDER:

ILIAD RESEARCH AND TRADING, L.P.

By:	Iliad Management, LLC,
its General Partner

By:	Fife Trading, Inc., its Manager

By:	/s/John M. Fife
John M. Fife, President

CHICAGO VENTURE PATNERS, L.P.

By:	Chicago Venture Management, L.L.C.,
its General Partner

By:	CVM, Inc., its Manager

By:	/s/ John M. Fife
John M. Fife, President

[Signature Page to Global Amendment]